A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
*Denotes trust-wide proposals and voting results.

Fidelity Equity-Income Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,719,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with FMR U.K. for the fund.
	# of Votes	% of Votes
Affirmative	7,428,294,873.19	82.881
Against	582,300,267.81	6.497
Abstain	755,438,388.34	8.429
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with FMR Far East for the fund.
	# of Votes	% of Votes
Affirmative	7,392,045,381.57	82.477
Against	615,283,659.52	6.865
Abstain	758,704,488.25	8.465
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	7,400,487,126.77	82.571
Against	629,411,352.53	7.023
Abstain	736,135,050.04	8.213
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	7,318,116,361.95	81.652
Against	708,926,977.51	7.910
Abstain	738,990,189.88	8.245
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
*Denotes trust-wide proposals and voting results.

Fidelity Real Estate Investment Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K) Inc.
	# of Votes	% of Votes
Affirmative	735,814,222.18	81.308
Against	53,207,613.44	5.879
Abstain	49,346,445.61	5.453
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc.
	# of Votes	% of Votes
Affirmative	733,024,725.00	81.000
Against	55,655,125.32	6.150
Abstain	49,688,430.91	5.490
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	719,800,532.92	79.538
Against	70,974,448.00	7.843
Abstain	47,593,300.31	5.259
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	710,726,168.04	78.536
Against	79,010,070.56	8.730
Abstain	48,632,042.63	5.374
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
*Denotes trust-wide proposals and voting results.

Utilities Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.77
Against	602,450,733.45	5.75
Abstain	386,716,239.43	3.69
Broker Non-Votes	292,282,929.30	2.79
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.79
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with FMR U.K.
	# of Votes	% of Votes
Affirmative	311,088,092.10	77.231
Against	34,603,602.48	8.591
Abstain	28,223,270.70	7.006
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with FMR Far East.
	# of Votes	% of Votes
Affirmative	309,083,103.77	76.733
Against	35,828,668.66	8.895
Abstain	29,003,192.85	7.200
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.00
PROPOSAL 8
To change the fund from a diversified fund to a non-diversified fund.
	# of Votes	% of Votes
Affirmative	301,381,849.21	74.821
Against	48,715,418.34	12.094
Abstain	23,817,697.73	5.913
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	301,863,427.15	74.941
Against	45,527,933.07	11.303
Abstain	26,523,605.06	6.585
Broker Non-Votes	28,887,450.13	7.171
TOTAL	402,802,415.41	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	298,754,934.41	74.169
Against	48,598,475.39	12.065
Abstain	26,561,555.48	6.594
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.00
*Denotes trust-wide proposals and voting results.

Spartan Tax-Free Bond Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
*Denotes trust-wide proposals and voting results.

Fidelity Structured Funds

Proxy Voting Results

A special meeting of the funds' shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.000
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.000
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.000
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.000
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.000
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.000
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.000
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.000
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.000
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.000
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.000
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.000
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.000
*Denotes trust-wide proposals and voting results.